                                                                    EXHIBIT 99.1

                  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
     1350 ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Excalibur Industries, Inc., a Delaware corporation, (the "Company") on Form 10KQSB for the year ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William S.H. Stuart, Chief Executive Officer of the Company, certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William S.H. Stuart
--------------------------------------------
William S.H. Stuart, Chief Executive Officer
April 15, 2003